Exhibit 99.1

ALTERNATIVE ASSET MANAGEMENT ACQUISITION CORP.

ANNOUNCES RECORD DATE AND MEETING DATE

FOR WARRANTHOLDER AND STOCKHOLDER VOTE

New York, New York, June 29, 2009 – Alternative Asset Management Acquisition Corp. (NYSE Amex: AMV) (“AAMAC”) announced today that AAMAC’s special meeting of warrantholders will be held on July 28, 2009 at 10:00 a.m. eastern time and will be immediately followed by AAMAC’s special meeting of stockholders at 10:30 a.m. eastern time (collectively, the “Special Meeting”), each at the offices of Ellenoff Grossman & Schole LLP, AAMAC’s counsel, at 150 East 42 nd Street, 11th Floor, New York, NY 10017.

Warrantholders of record as of July 8, 2009 will be invited to attend the AAMAC special meeting of warrantholders and to vote on the following proposals: (i) to amend the terms of the warrant agreement governing the AAMAC warrants exercisable for shares of AAMAC common stock in order to permit the redemption of all of the outstanding AAMAC warrants, including those held by AAMAC’s sponsors, at a price of $0.50 per warrant in connection with the acquisition described below and (ii) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

Stockholders of record as of July 8, 2009 will be invited to attend the AAMAC special meeting of stockholders and to vote on the following proposals: (i) to approve an amendment to AAMAC’s amended and restated certificate of incorporation to modify the definition of “business combination,” (ii) to adopt the Agreement and Plan of Reorganization, dated as of May 14, 2009, as amended, by and among AAMAC, Great American Group, Inc. (the “Company”), a wholly-owned subsidiary of AAMAC, AAMAC Merger Sub, Inc. (“Merger Sub”), a wholly-owned subsidiary of the Company, Great American Group, LLC (“Great American”), the members of Great American (the “Members”) and the Member Representative, and to approve the transactions contemplated thereby pursuant to which: (a) AAMAC will merge with and into Merger Sub and will survive the merger and (b) the Members will simultaneously contribute their membership interests in Great American to the Company (the “Acquisition”), (iii) to approve certain material provisions of the Company’s certificate of incorporation that are not included in AAMAC’s amended and restated certificate of incorporation, (iv) to approve the 2009 Stock Incentive Plan which will be assumed by the Company in connection with the Acquisition and (v) to approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies.

The full meeting agenda is detailed in the Preliminary Proxy Statement filed by AAMAC and the Registration Statement on Form S-4 filed by the Company, in each case containing a proxy statement/prospectus which will be mailed to all stockholders and warrantholders of record. Investors and security holders are advised to read these documents because they contain important information. The Registration Statement has not yet been declared effective by the Securities and Exchange Commission (“SEC”).

Ensuring Your Vote is Counted

In advance of the record date, AAMAC advises holders of its securities that are in accounts that permit the lending of securities, such as margin accounts, to move these securities into accounts which do not permit the lending of securities, so called cash accounts or segregated accounts. These steps are designed to ensure that votes related to common shares and warrants beneficially owned by securityholders are properly counted. Beneficial owners of shares of common stock and warrants that have been lent out (either with or without the beneficial owners’ knowledge) are not permitted to vote those securities.

About Alternative Asset Management Acquisition Corp.

AAMAC is a blank check company which was formed in 2007 for the purpose of acquiring through a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination one or more businesses or assets. AAMAC’s initial public offering was consummated on August 7, 2007 and it received net proceeds of $397,560,377 through the sale of 41.4 million units, including 5.4 million units pursuant to the underwriters’ over-allotment option, at $10.00 per unit. Each unit is comprised of one share of AAMAC common stock and one warrant with an exercise price of $7.50. As of March 31, 2009, AAMAC held $407.6 million (or approximately $9.84 per share) in a trust account maintained by an independent trustee, which will be released upon the consummation of the transaction.

About Great American Group, LLC

Great American is a leading provider of asset disposition solutions and valuation and appraisal services to a wide range of retail, wholesale and industrial clients, as well as lenders, capital providers, private equity investors and professional service firms.

Forward-Looking Statements

Statements made in this release, other than those concerning historical financial information, may be considered forward-looking statements, which speak only as of the date of this release and are based on current expectations and involve a number of assumptions. These forward-looking statements include outlooks or expectations for earnings, revenues, expenses or other future financial or business performance, strategies or expectations, or the impact of legal or regulatory matters on business, results of operations or financial condition. Specifically, forward-looking statements may include statements relating to the benefits of the transaction; the future financial performance of the Company following the Acquisition; the growth of the market for the Company’s services; expansion plans and opportunities; consolidation in the market for the Company’s services generally; and other statements preceded by, followed by or that include the words “estimate,” “plan,” “project,” “forecast,” “intend,” “expect,” “anticipate,” “believe,” “seek,” “target” or similar expressions. These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include: (1) AAMAC’s ability to complete its initial business combination within the specified time limits; (2) difficulties encountered in integrating the merged businesses and management teams; (3) officers and directors allocating their time to other businesses and potentially having conflicts of interest with AAMAC’s business or in approving the Acquisition or another business combination; (4) success in retaining or recruiting, or changes required in, the Company’s officers, key employees or directors following the Acquisition; (5) listing or delisting of AAMAC’s securities from the NYSE Amex or the ability to have the Company’s securities listed on the NYSE Amex following the transaction; (6) the potential liquidity and trading of AAMAC’s and the Company’s public securities; (7) the Company’s revenues and operating performance; (8) changes in overall economic conditions; (9) anticipated business development activities of the Company following the Acquisition; (10) risks and costs associated with regulation of corporate governance and disclosure standards (including pursuant to Section 404 of the Sarbanes-Oxley Act of 2002); (11) changing interpretations of generally accepted accounting principles; (12) outcomes of government reviews; (13) inquiries and investigations and related litigation; (14) changing legislation or regulatory environments; (15) requirements or changes affecting the business in which Great American is, and the Company will be, engaged; (16) management of rapid growth; (17) intensity of competition; and (18) other risks referenced from time to time in AAMAC and the Company’s filings with the SEC and those factors listed in the Company’s Registration Statement on Form S-4 and the proxy statement/prospectus therein under “Risk Factors”. None of AAMAC, Great American or the Company assumes any obligation to update the information contained in this release.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company has filed with the SEC a registration statement on Form S-4 to register the securities to be issued to the stockholders and warrantholders of AAMAC. The registration statement includes a proxy statement/prospectus, which will be sent to the securityholders of AAMAC seeking their approval of the transaction and related matters. In addition, AAMAC and the Company may file other relevant documents concerning the proposed transaction with the SEC.

This press release is being made pursuant to and in compliance with Rules 145, 165 and 425 of the Securities Act of 1933, as amended, and does not constitute a solicitation of proxies from the holders of common stock and warrants of AAMAC and does not constitute an offer of any securities for sale or a solicitation of an offer to buy any securities. AAMAC, Great American, the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies for the special meetings of AAMAC’s stockholders and AAMAC’s warrantholders to be held to approve the proposed transaction. The underwriters of AAMAC’s initial public offering may provide assistance to AAMAC, Great American, the Company and their respective directors and executive officers, and may be deemed to be participants in the solicitation of proxies. A substantial portion of the underwriters’ fees relating to AAMAC’s initial public offering were deferred pending stockholder approval of AAMAC’s initial business combination, and stockholders are advised that the underwriters have a financial interest in the successful outcome of the proxy solicitation.

WE URGE INVESTORS AND SECURITYHOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, AS AMENDED, FILED BY THE COMPANY WITH THE SEC

ON JUNE 23, 2009, INCLUDING THE PROXY STATEMENT/PROSPECTUS, AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT AAMAC, GREAT AMERICAN, THE COMPANY AND THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov. In connection with the proposed Acquisition and amendment to the Warrant Agreement, AAMAC has filed with the SEC a preliminary proxy statement and will file a definitive proxy statement. AAMAC’s stockholders and warrantholders are advised to read, when available, the proxy statement/prospectus and other documents filed with the SEC in connection with the solicitation of proxies for the special meetings because these documents will contain important information. The definitive proxy statement/prospectus will be mailed to AAMAC’s stockholders and warrantholders as of the record date for voting on the Acquisition and the amendment to the Warrant Agreement. AAMAC’s stockholders and warrantholders will also be able to obtain a copy of the definitive proxy statement/prospectus, without charge, by directing a request to: Alternative Asset Management Acquisition Corp., 590 Madison Avenue, 35th Floor, New York, New York 10022. The preliminary proxy statement/prospectus and, once available, the definitive proxy statement/prospectus, can also be obtained, without charge, at the SEC’s website at http://www.sec.gov.

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Contact: Chris Tofalli

Chris Tofalli Public Relations, LLC

(914) 834-4334

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